SUPPLEMENT DATED MARCH 24, 1999
                       TO PROSPECTUS DATED AUGUST 1, 1998

                          FIRSTAR SELECT REIT-PLUS FUND
                      (formerly Star Select REIT-Plus Fund)



         Effective March 1, 1999, the following information replaces the information currently provided in the prospectus on page 8 regarding the day-to-day management of the Fund's portfolio:


         Karen Bowie has been primarily responsible for the day-to-day management of the Fund's portfolio since March 1, 1999. Ms. Bowie has been a Senior Portfolio Manager and Vice President of Firstar Bank since January 1999. She is responsible for financial services research and portfolio management. From 1993 until January 1999 she served as a Senior Portfolio Manager and Vice President of the Investment Management & Trust Department of PNC Bank, where she was head of the fixed income group and portfolio manager of high net worth and charitable trust accounts. Ms. Bowie earned a Doctor of Jurisprudence degree from the Salmon P. Chase College of Law in 1995, a Master of Business Administration degree from Xavier University in 1990, and a Bachelor of Business Administration degree from Xavier University in 1983. She also earned the Chartered Financial Analyst designation in 1987.


         This Supplement, and the Prospectus dated August 1, 1998, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated August 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (800) 677-FUND.